                                                               EXHIBIT 31.2
                                  CERTIFICATION

I, Steven K. Lumpkin, certify that:
1.          I have reviewed this quarterly report on Form 10-Q of Applebee's
            International, Inc.;
2.          Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.          Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.          The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
            13a-15(f) and 15d-15(f)) for the registrant and have:
               a)   Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;
               b)   Designed such internal control over financial reporting,  or caused such internal control over financial  reporting to be
                    designed  under  our  supervision,   to  provide  reasonable
                    assurance  regarding the reliability of financial  reporting and the  preparation  of financial  statements  for external purposes in accordance  with generally  accepted  accounting principles;
               c)   Evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and procedures, as of the end of the period covered by this report based on such evaluation; and
               d)   Disclosed  in this  report  any  change in the  registrant's internal  control over  financial  reporting  that  occurred during the  registrant's  most recent  fiscal  quarter  (the registrant's  fourth fiscal quarter in the case of an annual report)  that  has  materially  affected,  or is  reasonably likely  to  materially  affect,  the  registrant's  internal control over financial reporting; and
5.          The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):
               a)   All significant  deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial reporting  which are reasonably  likely to adversely  affect the registrant's ability to record,  process,  summarize and report financial information; and
               b)   Any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal control over financial reporting.

Date:    April 27, 2005                    By:   /s/ Steven K. Lumpkin
                                               ---------------------------------
                                                Steven K. Lumpkin
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (principal financial officer)